UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2020

Myers Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-8524	34-0778636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1293 South Main Street, Akron, Ohio 44301

(Address of Principal Executive Offices, and Zip Code)

(330) 253-5592

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	MYE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2020, Myers Industries, Inc. (the “Company”) issued a press release announcing that the Board of Directors has appointed Michael McGaugh as President and Chief Executive Officer effective April 6, 2020. The Board of Directors also appointed Mr. McGaugh as a member of the Board of Directors effective April 6, 2020, to fill the vacancy on the Board created by the voluntary resignation of R. David Banyard, the Company’s former President and Chief Executive Officer, effective October 25, 2019. Mr. McGaugh will be nominated for re-election to the Board of Directors at the Company’s 2020 Annual Meeting of Shareholders to be held on April 29, 2020. The full text of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Mr. McGaugh, age 46, served as Executive Vice President and Chief Operating Officer of BMC Stock Holdings, Inc. (“BMC”) (NASDAQ:BMCH), a provider of diversified building products and services to builders, contractors and professional remodelers in the U.S. residential housing market, from 2017 to 2019. Prior to joining BMC, Mr. McGaugh served in various senior leadership roles with The Dow Chemical Company (NYSE:DOW) for nearly 25 years. Those positions included most recently Global General Manager, Dow Building Solutions, from 2012 to 2013, Global General Manager, Growth & Innovation Business Portfolio, from 2013 to 2015, and Global Director and leader of the Integration Management Office, an integration program related to the merger of Dow and DuPont, from 2015 to 2016.

Mr. McGaugh’s base salary will be $625,000 subject to annual review by the Board of Directors. Mr. McGaugh will be eligible to participate in the Company’s annual incentive program at a target benefit of 100% of his annual base salary for 2020. Mr. McGaugh will also be eligible to participate in the Company’s long-term incentive program at a target award value of 200% of his annual base salary. Forty percent (40%) of his 2020 long-term incentive awards will be restricted stock units subject to pro-rata vesting over three years, and sixty percent (60%) of his 2020 long-term incentive awards will be performance stock units subject to cliff vesting at the end of three years based on Company performance during the 2020-2022 performance period.

Mr. McGaugh is also eligible to participate in the Company’s Senior Officer Severance Plan (“Severance Plan”) which provides severance benefits under certain events of termination as described in the Company’s Current Report on Form 8-K filed February 27, 2020, a copy of which was attached as Exhibit 10.1 to the Current Report and was incorporated therein by reference. The Company has entered into an Addendum to Senior Officer Severance Plan with Mr. McGaugh effective April 6, 2020 (“Addendum”) pursuant to which several of the provisions of the participation in the Senior Officer Severance Plan have been modified, including: (i) the following additional conditions of what constitutes “Good Reason” under the Severance Plan (a) if Mr. McGaugh is required to report to anyone other than the Company’s Board of Directors, or (b) if he ceases to serve as the principal executive officer of the Company in either event without his consent, and (ii) a requirement if the Plan is terminated or amended in a manner that materially reduces the severance benefits provided under the Plan the Company shall enter into a severance agreement with Mr. McGaugh providing severance benefits on the same substantive terms and conditions of the Plan. The foregoing summary is not complete and is qualified in its entirety by reference to the full and complete terms of the Addendum, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company has also entered into a Non-Competition and Confidentiality Agreement with Mr. McGaugh effective April 6, 2020 as a condition of his participation in the Severance Plan, under terms and conditions substantively consistent with agreements entered into with other executive officers, including a noncompete period of 12 months following any termination and restrictive covenants prohibiting solicitation of Company customers and employees. The foregoing summary is not complete and is qualified in its entirety by reference to the full and complete terms of the Non-Competition and Confidentiality Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

As a non-independent director, Mr. McGaugh will not serve on any committees of the Board of Directors and will not receive any director service related fees.

Item 7.01	Regulation FD Disclosure.

As described in “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” above, on March 16, 2020, the Company issued a press release announcing that it had appointed Michael McGaugh as President and Chief Executive Officer and a director effective April 6, 2020.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 16, 2020

10.1	Addendum to Senior Officer Severance Plan effective April 6, 2020

10.2	Non-Competition and Confidentiality Agreement effective April 6, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.

By:	/s/ Andrean R. Horton
Andrean R. Horton, Esq.
Interim President and Chief Executive Officer

Date: March 16, 2020